Exhibit 99.1

  GENESEE & WYOMING REPORTS 64.9% INCREASE IN EARNINGS PER SHARE FOR THE THIRD
      QUARTER OF 2005; INTEGRATION OF RAIL MANAGEMENT ACQUISITION COMPLETED

GREENWICH, Conn., Nov. 1, 2005 /PRNewswire-FirstCall/ -- Genesee & Wyoming Inc.
(GWI) (NYSE: GWR) reported today that net income in the third quarter of 2005 increased 68.0% to $17.0 million, compared to net income of $10.1 million in the third quarter of 2004. GWI's diluted earnings per share in the third quarter of 2005 increased 64.9% to $0.61 with 27.9 million shares outstanding, compared to diluted earnings per share of $0.37 with 27.5 million shares outstanding in the third quarter of 2004.

The results for the third quarter of 2005 include (i) $0.9 million of non-cash expense ($0.7 million after-tax or $0.03 per share) for the cost of stock options due to the early adoption of FAS123R, (ii) a one-time tax benefit of $0.7 million (or $0.03 per share), related to a change of tax law in Mexico, and
(iii) a $3.4 million gain ($2.4 million after-tax or $0.09 per share) from the sale of surplus rail.

North American Results

In the third quarter of 2005, North American revenue increased 36.3% to $105.3 million, compared to $77.2 million in the third quarter of 2004. This $28.1 million increase in revenue included $6.0 million in same-railroad growth, $17.3 million from railroads acquired from Rail Management Corporation on June 1, 2005, $3.1 million from the Tazewell & Peoria Railroad and $1.7 million from two short-lines acquired from CSX Corp. The increase in same railroad revenue was due to approximately $4.7 million in rate increases, $1.6 million in higher fuel surcharges, $0.6 million in higher non-freight revenue, offset by a $0.9 million decrease in freight revenue due to lower same railroad traffic volumes in the quarter when compared to the prior year.

North American operating income in the third quarter of 2005 increased 82.4% to $24.1 million, compared with $13.2 million in the third of 2004. The North American operating ratio was 77.1% in the third quarter of 2005, compared with 82.9% in the third quarter of 2004. GWI's results in the third quarter of 2005 included a $3.4 million gain from the disposition of the surplus rail partially offset by $0.9 million of stock options expense. Excluding these items the operating ratio would have been 79.4%.

For the nine months ended September 30, 2005, GWI's North American Free Cash Flow was $33.3 million (defined as Cash from Operations of $50.5 million less Cash used in Investing of $261.9 million, excluding the Cost of Acquisitions of $244.7 million) compared with $26.7 million of Free Cash Flow (defined as Cash from Operations of $40.4 million less Cash used in Investing of $15.8 million, excluding Cash used for Acquisitions of $2.1 million) for the nine months ended September 30, 2004. See the attached schedule for a description and discussion of Free Cash Flow.

Australian Results (Equity Accounting)

In Australia, revenue at GWI's 50%-owned subsidiary, Australian Railroad Group
(ARG), increased 4.3% to US$87.3 million in the third quarter of 2005, compared with US$83.7 million in the third quarter of 2004. The US$3.6 million increase was principally due to a 7.5% strengthening of the Australian dollar in the third quarter of 2005 compared to the third quarter of 2004. In Australian dollars, ARG's total revenue declined 2.6% in the third quarter of 2005 compared with the third quarter of 2004. The increase in US dollar revenues was principally due to a US$4.7 increase in iron ore shipments, a US$2.2 million increase in hook and pull shipments and a US$1.4 million increase in non-freight revenue, partially offset by a US$5.8 million decrease in grain shipments.

ARG's operating income in the third quarter of 2005 was US$14.1 million, compared with operating income of US$16.7 million in the third quarter of 2004. The operating ratio was 83.9% in the third quarter of 2005, compared with 80.0% in the third quarter of 2004. Equity income from ARG was US$2.4 million in the third quarter of 2005, compared with US$3.5 million of equity income in the third quarter of 2004.

Year to Date Consolidated Results

For the nine months ended September 30, 2005, GWI reported net income of $39.3 million, of which $31.9 million (81.1 %) was from North America, $6.9 million (17.7%) was from Australia and $0.5 million (1.2%) was from South America. This represents a 29.1% increase over the $30.4 million of net income reported in the nine months ended September 30, 2004. GWI's diluted earnings per share increased 30.3% to $1.42 in the first nine months of 2005 (27.7 million shares outstanding), compared to $1.09 in the first nine months of 2004 (27.4 million shares outstanding).

Comments from the Chief Executive Officer

Mortimer B. Fuller III, Chairman and Chief Executive Officer of GWI, commented, "We are pleased with our results this quarter. First, we have successfully completed the integration of Rail Management Corporation, our largest North American acquisition. Results to date are as expected and the outlook is good. Second, as revenue grows across most of our operating regions and commodity groups, the key measure of our business, free cash flow, continues to increase."

Mr. Fuller continued, "In Australia the intermodal and iron ore traffic discussed last quarter contributed to results this quarter. Additionally, grain traffic has picked up in anticipation of a bigger harvest in the 4th quarter. ARG continues to reduce the number of contract drivers and to receive relief from high fuel prices through contractual revenue escalators. Disciplined management of other operating expenses combined with strong growth in iron ore traffic and expectations for a good grain harvest make our outlook optimistic for the balance of 2005 and for 2006."

Fuller added, "While we were fortunate that Hurricanes Katrina, Rita, and Wilma did not cause significant damage to our properties, Hurricane Stan's damage to our Mexican operations will likely impact our Mexican operating results for the next two quarters. We are discussing reconstruction of the affected portion of the line with the Mexican authorities."

GWI is a leading operator of short line and regional freight railroads in the United States, Canada, Mexico, Australia and Bolivia, operating over 9,300 miles of owned and leased track and over more than 3,000 additional miles under track access arrangements.

SOURCE Genesee & Wyoming Inc.
CONTACT:   T. J. Gallagher, Chief Financial Officer, Genesee & Wyoming Inc.,
+1-203-629-3722
Web site: http://www.gwrr.com

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this press release regarding Genesee & Wyoming's business which are not historical facts are "forward-looking statements" that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in the Company's Annual Report or Form 10-K for the most recently ended fiscal year.

The company expressly disclaims any current intention to update such forward looking statements.

                     GENESEE & WYOMING INC. AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                    (In thousands, except per share amounts)
                                   (Unaudited)

                                                                Three Months Ended                Nine Months Ended
                                                                  September 30,                     September 30,
                                                          ------------------------------    ------------------------------
                                                              2005             2004             2005             2004
                                                          -------------    -------------    -------------    -------------
REVENUES                                                  $     105,250    $      77,243    $     282,073    $     223,707

EQUITY ISSUANCE EXPENSE                                               -                -                -              542
OPERATING EXPENSES                                               81,171           64,043          227,715          184,825
                                                          -------------    -------------    -------------    -------------
TOTAL OPERATING EXPENSES                                         81,171           64,043          227,715          185,367
                                                          -------------    -------------    -------------    -------------
INCOME FROM OPERATIONS                                           24,079           13,200           54,358           38,340

INTEREST EXPENSE                                                 (4,919)          (2,352)          (9,875)          (7,070)
OTHER INCOME, NET                                                    82             (221)            (296)             203
                                                          -------------    -------------    -------------    -------------
INCOME BEFORE INCOME TAXES AND EQUITY EARNINGS                   19,242           10,627           44,187           31,473

PROVISION FOR INCOME TAXES                                        4,747            4,284           12,304           12,267
                                                          -------------    -------------    -------------    -------------
INCOME BEFORE EQUITY EARNINGS                                    14,495            6,343           31,883           19,206

EQUITY IN NET INCOME OF INTERNATIONAL AFFILIATES:
  AUSTRALIAN RAILROAD GROUP                                       2,386            3,529            6,957           10,746
  SOUTH AMERICA                                                     163              273              468              496
                                                          -------------    -------------    -------------    -------------
NET INCOME                                                       17,044           10,145           39,308           30,448
IMPACT OF PREFERRED STOCK OUTSTANDING                                 -                -                -              479
                                                          -------------    -------------    -------------    -------------
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS               $      17,044    $      10,145    $      39,308    $      29,969
                                                          =============    =============    =============    =============
BASIC EARNINGS PER SHARE:

    NET INCOME AVAILABLE TO COMMON SHAREHOLDERS           $        0.69    $        0.42    $        1.60    $        1.24
                                                          =============    =============    =============    =============

    WEIGHTED AVERAGE NUMBER
     OF SHARES OUTSTANDING                                       24,690           24,213           24,553           24,086
                                                          =============    =============    =============    =============

DILUTED EARNINGS PER SHARE:

    NET INCOME                                            $        0.61    $        0.37    $        1.42    $        1.09
                                                          =============    =============    =============    =============

    WEIGHTED AVERAGE NUMBER
     OF SHARES OUTSTANDING                                       27,877           27,497           27,738           27,412

                     GENESEE & WYOMING INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                 (In thousands)
                                   (Unaudited)

                                                          September 30,   December 31,
                                                              2005            2004
                                                          -------------   -------------
ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                               $       6,219   $      14,451
  Accounts receivable, net                                       89,023          64,537
  Materials and supplies                                          7,596           5,263
  Prepaid expenses and other                                      7,706           7,784
  Deferred income tax assets, net                                 3,194           3,190
                                                          -------------   -------------
    Total current assets                                        113,738          95,225

PROPERTY AND EQUIPMENT, net                                     531,169         337,024
INVESTMENT IN UNCONSOLIDATED AFFILIATES                         137,630         132,528
GOODWILL                                                         31,442          24,682
INTANGIBLE ASSETS, net                                          136,388          77,778
OTHER ASSETS, net                                                12,479          10,014
                                                          -------------   -------------
    Total assets                                          $     962,846   $     677,251
                                                          =============   =============
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Current portion of long-term debt                       $       4,712   $       6,356
  Accounts payable                                               85,454          63,794
  Accrued expenses                                               29,522          21,598
                                                          -------------   -------------
    Total current liabilities                                   119,688          91,748

LONG-TERM DEBT, less current portion                            330,285         125,881
DEFERRED INCOME TAX LIABILITIES, net                             55,955          50,517
DEFERRED ITEMS - grants from governmental agencies               48,271          46,229
DEFERRED GAIN - sale/leaseback                                    3,285           3,495
OTHER LONG-TERM LIABILITIES                                      14,462          14,122
MINORITY INTEREST                                                 3,484           3,559

REDEEMABLE CONVERTIBLE PREFERRED STOCK

TOTAL STOCKHOLDERS' EQUITY                                      387,416         341,700
                                                          -------------   -------------
    Total liabilities and stockholders' equity            $     962,846   $     677,251

                     GENESEE & WYOMING INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (In thousands)
                                   (Unaudited)

                                                                                          Nine Months Ended
                                                                                    ------------------------------
                                                                                    September 30,    September 30,
                                                                                        2005             2004
                                                                                    -------------    -------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                                        $      39,308    $      30,448
  Adjustments to reconcile net income to net cash provided
   by operating activities-
    Depreciation and amortization                                                          17,717           14,295
    Amortization of restricted stock                                                          341               93
    Compensation cost of stock options                                                        910                -
    Excess tax benefit from share-based payment arrangements                                 (701)          (1,090)
    Deferred income taxes                                                                   5,694            5,827
    Net (gain) loss on sale and impairment of assets                                       (3,367)             (12)
    Equity earnings of unconsolidated international affiliates                             (7,425)         (11,242)
    Minority interest expense                                                                 124              142
    Valuation adjustment of split dollar life insurance                                        32             (358)
    Changes in assets and liabilities, net of effect of acquisitions -
      Accounts receivable                                                                 (11,115)          (7,774)
      Materials and supplies                                                               (1,091)            (184)
      Prepaid expenses and other                                                              741             (573)
      Accounts payable and accrued expenses                                                 8,220           10,727
      Other assets and liabilities, net                                                     1,118               80
                                                                                    -------------    -------------
        Net cash provided by operating activities                                          50,506           40,379
                                                                                    -------------    -------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property and equipment, net of proceeds from government grants              (21,951)         (19,751)
  Additional purchase price of Genesee Rail-One                                            (6,500)               -
  Purchase of Rail Partners, net of cash received                                        (238,204)               -
  Purchase of Homer City and Savannah Wharf rail properties                                     -           (2,124)
  Cash received from unconsolidated international affiliates                                  655            5,757
  Proceeds from disposition of property and equipment, including sale/leasebacks            4,093              315
                                                                                    -------------    -------------
        Net cash used in investing activities                                            (261,907)         (15,803)
                                                                                    -------------    -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Principal payments on long-term borrowings, including capital leases                   (159,398)        (151,134)
  Proceeds from issuance of long-term debt                                                359,800          121,300
  Debt issuance costs                                                                      (1,629)               -
  Proceeds from employee stock purchases                                                    3,820            2,795
  Treasury Stock purchases                                                                 (1,278)               -
  Excess tax benefit from share-based payment arrangements                                    701            1,090
  Dividend paid on Redeemable Convertible Preferred Stock                                       -             (411)
                                                                                    -------------    -------------
        Net cash provided by (used in) financing activities                               202,016          (26,360)
                                                                                    -------------    -------------

EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS                                1,153               69
                                                                                    -------------    -------------

DECREASE IN CASH AND CASH EQUIVALENTS                                                      (8,232)          (1,715)
CASH AND CASH EQUIVALENTS, beginning of period                                             14,451           11,118
                                                                                    -------------    -------------
CASH AND CASH EQUIVALENTS, end of period                                            $       6,219    $       9,403

                     GENESEE & WYOMING INC. AND SUBSIDIARIES
                   Selected Consolidated Financial Information
                                 (In thousands)
                                   (Unaudited)

                                                                               Three Months Ended
                                                                                  September 30,
                                                          -------------------------------------------------------------
                                                                      2005                            2004
                                                          -----------------------------   -----------------------------
                                                                              % of                            % of
                                                             Amount          Revenue         Amount          Revenue
                                                          -------------   -------------   -------------   -------------
Revenues:
---------
  Freight                                                 $      76,495            72.7%  $      57,109            73.9%
  Non-freight                                                    28,755            27.3%         20,134            26.1%
                                                          -------------   -------------   -------------   -------------

    Total revenues                                        $     105,250           100.0%  $      77,243           100.0%
                                                          =============   =============   =============   =============

Operating Expense Comparison:
------------------------------
Natural Classification
----------------------
Labor and benefits                                        $      31,379            29.8%  $      26,551            34.4%
Equipment rents                                                   9,281             8.8%          7,100             9.2%
Purchased services                                                7,583             7.2%          4,493             5.8%
Depreciation and amortization                                     7,058             6.7%          4,812             6.2%
Diesel fuel                                                      10,709            10.2%          6,222             8.1%
Casualties and insurance                                          4,548             4.3%          4,598             6.0%
Materials                                                         5,131             4.9%          3,826             5.0%
Net (gain) loss on sale and impairment of assets                 (3,368)           -3.2%             81             0.1%
Other expenses                                                    8,850             8.4%          6,360             8.1%
                                                          -------------   -------------   -------------   -------------

Total operating expenses                                  $      81,171            77.1%  $      64,043            82.9%
                                                          =============   =============   =============   =============

Functional Classification
-------------------------
Transportation                                            $      36,052            34.3%  $      25,950            33.6%
Maintenance of ways and structures                                8,687             8.3%          7,516             9.7%
Maintenance of equipment                                         14,991            14.2%         12,060            15.6%
General and administrative                                       17,751            16.8%         13,624            17.7%
Net (gain) loss on sale and impairment of assets                 (3,368)           -3.2%             81             0.1%
Depreciation and amortization                                     7,058             6.7%          4,812             6.2%
                                                          -------------   -------------   -------------   -------------

Total operating expenses                                  $      81,171            77.1%  $      64,043            82.9%

                     GENESEE & WYOMING INC. AND SUBSIDIARIES
                   Selected Consolidated Financial Information
                                 (In thousands)
                                   (Unaudited)

                                                                                Nine Months Ended
                                                                                  September 30,
                                                          -------------------------------------------------------------
                                                                      2005                            2004
                                                          -----------------------------   -----------------------------
                                                                              % of                            % of
                                                             Amount          Revenue         Amount          Revenue
                                                          -------------   -------------   -------------   -------------
Revenues:
---------
  Freight                                                 $     208,659            74.0%  $     167,826            75.0%
  Non-freight                                                    73,414            26.0%         55,881            25.0%
                                                          -------------   -------------   -------------   -------------

    Total revenues                                        $     282,073           100.0%  $     223,707           100.0%
                                                          =============   =============   =============   =============

Operating Expense Comparison:
-----------------------------
Natural Classification
----------------------
Labor and benefits                                        $      89,833            31.8%  $      77,897            34.8%
Equipment rents                                                  25,286             9.0%         20,316             9.1%
Purchased services                                               18,778             6.7%         13,272             5.9%
Depreciation and amortization                                    17,717             6.3%         14,295             6.4%
Diesel fuel                                                      27,523             9.8%         17,514             7.8%
Casualties and insurance                                         13,682             4.9%         11,958             5.3%
Materials                                                        14,159             5.0%         11,144             5.0%
Net (gain) loss on sale and impairment of assets                 (3,367)           -1.2%            (12)            0.0%
Other expenses                                                   24,104             8.4%         18,983             8.6%
                                                          -------------   -------------   -------------   -------------

Total operating expenses                                  $     227,715            80.7%  $     185,367            82.9%
                                                          =============   =============   =============   =============

Functional Classification
-------------------------
Transportation                                            $      96,765            34.3%  $      73,976            33.1%
Maintenance of ways and structures                               25,137             8.9%         22,002             9.8%
Maintenance of equipment                                         41,771            14.8%         34,789            15.6%
General and administrative                                       49,692            17.6%         40,317            18.0%
Net (gain) loss on sale and impairment of assets                 (3,367)           -1.2%            (12)            0.0%
Depreciation and amortization                                    17,717             6.3%         14,295             6.4%
                                                          -------------   -------------   -------------   -------------

Total operating expenses                                  $     227,715            80.7%  $     185,367            82.9%

                     GENESEE & WYOMING INC. AND SUBSIDIARIES
                    North American Railroad Freight Revenue,
                    Carloads and Average Revenue Per Carload
                          Comparison by Commodity Group
               (In thousands, except average revenue per carload)

                                               Three Months Ended                                 Three Months Ended
                                               September 30, 2005                                 September 30, 2004
                                 -----------------------------------------------    -----------------------------------------------
                                                                      Average                                            Average
                                    Freight                           Revenue          Freight                           Revenue
Commodity Group                    Revenues         Carloads        Per Carload       Revenues         Carloads        Per Carload
------------------------------   -------------    -------------    -------------    -------------    -------------    -------------
Paper                            $      17,272           37,267    $         463    $      10,420           23,981    $         435
Coal, Coke & Ores                       13,008           51,548              252           11,641           50,750              229
Lumber & Forest Products                 9,667           27,018              358            6,628           19,861              334
Minerals & Stone                         8,563           21,495              398            5,866           16,457              356
Metals                                   7,505           20,047              374            5,973           18,572              322
Petroleum Products                       6,164            7,856              785            5,803            7,806              743
Chemicals-Plastics                       5,877           10,795              544            4,021            7,499              536
Farm & Food Products                     5,079           15,000              339            3,648            8,692              420
Autos & Auto Parts                       1,365            2,658              514            1,350            3,048              443
Intermodal                                 563            1,279              440              587            1,724              340
Other                                    1,432            4,125              347            1,172            3,402              345
                                 -------------    -------------                     -------------    -------------
Totals                           $      76,495          199,088              384    $      57,109          161,792              353

                     GENESEE & WYOMING INC. AND SUBSIDIARIES
                    North American Railroad Freight Revenue,
                    Carloads and Average Revenue Per Carload
                          Comparison by Commodity Group
               (In thousands, except average revenue per carload)

                                                Nine Months Ended                                  Nine Months Ended
                                               September 30, 2005                                 September 30, 2004
                                 -----------------------------------------------    -----------------------------------------------
                                                                      Average                                            Average
                                    Freight                           Revenue          Freight                           Revenue
Commodity Group                    Revenues         Carloads        Per Carload       Revenues         Carloads        Per Carload
------------------------------   -------------    -------------    -------------    -------------    -------------    -------------
Paper                            $      42,282           93,362    $         453    $      29,710           70,171    $         423
Coal, Coke & Ores                       38,421          147,192              261           34,440          144,051              239
Lumber & Forest Products                26,020           72,505              359           18,793           57,323              328
Minerals & Stone                        21,389           53,284              401           16,695           44,850              372
Metals                                  20,847           57,966              360           17,078           53,940              317
Petroleum Products                      19,869           25,369              783           18,251           24,301              751
Chemicals-Plastics                      15,799           29,868              529           11,996           22,775              527
Farm & Food Products                    13,527           39,407              343           11,387           27,058              421
Autos & Auto Parts                       5,248           10,866              483            4,946           11,458              432
Intermodal                               1,561            3,577              436            1,769            4,824              367
Other                                    3,695           12,121              305            2,761            9,711              284
                                 -------------    -------------                     -------------    -------------
Totals                           $     208,658          545,517              382    $     167,826          470,462              357

                       AUSTRALIAN RAILROAD GROUP PTY. LTD.
                        CONSOLIDATED STATEMENTS OF INCOME
                           (U.S. dollars in thousands)
                             (Unaudited - U.S. GAAP)

                                       Three Months Ended         Nine Months Ended
                                          September 30,             September 30,
                                     -----------------------   -----------------------
                                        2005         2004         2005         2004
                                     ----------   ----------   ----------   ----------
REVENUES                             $   87,318   $   83,695   $  257,739   $  247,765

OPERATING EXPENSES                       73,227       66,959      216,256      196,929
                                     ----------   ----------   ----------   ----------
INCOME FROM OPERATIONS                   14,091       16,736       41,483       50,836

INTEREST EXPENSE                         (7,426)      (6,865)     (22,122)     (21,068)
OTHER INCOME, NET                           176          221          583          962
                                     ----------   ----------   ----------   ----------

INCOME BEFORE TAX                         6,841       10,092       19,944       30,730

PROVISION FOR INCOME TAX                  2,072        3,030        6,031        9,236
                                     ----------   ----------   ----------   ----------

NET INCOME                           $    4,769   $    7,062   $   13,913   $   21,494
                                     ==========   ==========   ==========   ==========

Australian Railroad Group Pty. Ltd. is 50%-owned by Genesee & Wyoming Inc.

                       AUSTRALIAN RAILROAD GROUP PTY. LTD.
                           CONSOLIDATED BALANCE SHEETS
                           (U.S. dollars in thousands)
                             (Unaudited - U.S. GAAP)

                                                September 30,   December 31,
                                                    2005            2004
                                                -------------   -------------
ASSETS

CURRENT ASSETS:
  Cash and cash equivalents                     $      18,578   $      21,217
  Accounts receivable, net                             61,333          49,085
  Materials and supplies                               12,405          11,580
  Prepaid expenses and other                            4,135           3,055
                                                -------------   -------------
    Total current assets                               96,451          84,937

PROPERTY AND EQUIPMENT, net                           550,556         541,470
DEFERRED INCOME TAX ASSETS, net                        72,264          77,325
OTHER ASSETS, net                                       8,140           8,522
                                                -------------   -------------
  Total assets                                  $     727,411   $     712,254
                                                =============   =============

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable                              $      24,064   $      19,832
  Accrued expenses                                     27,365          31,989
  Current income tax liabilities                          286             364
                                                -------------   -------------
    Total current liabilities                          51,715          52,185

LONG-TERM DEBT                                        381,350         383,425
DEFERRED INCOME TAX LIABILITIES, net                   24,885          21,207
OTHER LONG-TERM LIABILITIES                            10,050           2,177
FAIR VALUE OF INTEREST RATE SWAPS                       5,362           9,788
                                                -------------   -------------
    Total non-current liabilities                     421,647         416,597

REDEEMABLE PREFERRED STOCK OF STOCKHOLDERS             16,469          16,897

TOTAL STOCKHOLDERS' EQUITY                            237,580         226,575
                                                -------------   -------------
    Total liabilities and stockholders' equity  $     727,411   $     712,254
                                                =============   =============

Australian Railroad Group Pty. Ltd. is 50%-owned by Genesee & Wyoming Inc.

                       AUSTRALIAN RAILROAD GROUP PTY. LTD.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                           (U.S. dollars in thousands)
                             (Unaudited - U.S. GAAP)

                                                                    Nine Months Ended
                                                              ------------------------------
                                                              September 30,    September 30,
                                                                  2005              2004
                                                              -------------    -------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                  $      13,913    $      21,494
  Adjustments to reconcile net income to net cash provided
   by operating activities-
    Depreciation and amortization                                    23,912           19,845
    Deferred income taxes                                             7,366            8,894
    Net (gain) loss on sale and impairment of assets                   (297)             376
    Changes in assets and liabilities                                (8,131)           3,345
                                                              -------------    -------------
      Net cash provided by operating activities                      36,763           53,954
                                                              -------------    -------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property and equipment                                (48,525)         (39,059)
  Proceeds from disposition of property and equipment                 1,980            1,296
                                                              -------------    -------------
      Net cash used in investing activities                         (46,545)         (37,763)
                                                              -------------    -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Payments on subordinated notes to stockholders                        -          (10,710)
    Proceeds from borrowings                                          7,680                -
                                                              -------------    -------------
      Net cash provided by (used in) financing activities             7,680          (10,710)
                                                              -------------    -------------
EFFECT OF EXCHANGE RATE DIFFERENCES ON CASH
 AND CASH EQUIVALENTS                                                  (537)          (1,339)
                                                              -------------    -------------
(DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS                     (2,639)           4,142
CASH AND CASH EQUIVALENTS, beginning of period                       21,217           26,618
                                                              -------------    -------------
CASH AND CASH EQUIVALENTS, end of period                      $      18,578    $      30,760
                                                              =============    =============

Australian Railroad Group Pty. Ltd. is 50%-owned by Genesee & Wyoming Inc.

                       AUSTRALIAN RAILROAD GROUP PTY. LTD.
                   Selected Consolidated Financial Information
                           (U.S. dollars in thousands)
                             (Unaudited - U.S. GAAP)

                                                                  Three Months Ended
                                                                     September 30,
                                                   -------------------------------------------------
                                                            2005                      2004
                                                   -----------------------   -----------------------
                                                                   % of                      % of
                                                     Amount      Revenue       Amount      Revenue
                                                   ----------   ----------   ----------   ----------
Revenues:
---------
  Freight                                          $   71,895         82.3%  $   69,653         83.2%
                                                   ----------   ----------   ----------   ----------
  Non-freight                                          15,423         17.7%      14,042         16.8%
                                                   ----------   ----------   ----------   ----------
   Total railroad revenues                         $   87,318        100.0%  $   83,695        100.0%
                                                   ==========   ==========   ==========   ==========

Operating Expenses:
-------------------
Natural Classification
----------------------
Labor and benefits                                 $   17,973         20.6%  $   14,530         17.4%
Equipment rents                                           833          1.0%         667          0.8%
Purchased services                                     17,384         19.9%      20,840         24.9%
Depreciation and amortization                           7,990          9.2%       6,748          8.1%
Diesel fuel used in operations                          9,263         10.6%       6,869          8.2%
Diesel fuel for sales to third parties                  5,645          6.4%       5,385          6.4%
Casualties and insurance                                2,266          2.6%       1,620          1.9%
Materials                                               4,107          4.7%       3,759          4.5%
Net loss (gain) on sale and impairment of assets           22          0.0%         (95)        -0.1%
Other expenses                                          7,744          8.9%       6,636          7.9%
                                                   ----------   ----------   ----------   ----------
Total operating expenses                           $   73,227         83.9%  $   66,959         80.0%
                                                   ==========   ==========   ==========   ==========
Functional Classification
-------------------------
Transportation                                     $   35,307         40.5%  $   33,378         39.9%
Maintenance of ways and structures                     12,079         13.8%      10,188         12.2%
Maintenance of equipment                                7,105          8.1%       7,560          9.0%
General and administrative                             10,724         12.3%       9,180         10.9%
Net loss (gain) on sale and impairment of assets           22          0.0%         (95)        -0.1%
Depreciation and amortization                           7,990          9.2%       6,748          8.1%
                                                   ----------   ----------   ----------   ----------
Total operating expenses                           $   73,227         83.9%  $   66,959         80.0%
                                                   ==========   ==========   ==========   ==========

Australian Railroad Group Pty. Ltd. is 50% owned by Genesee & Wyoming Inc.

                       AUSTRALIAN RAILROAD GROUP PTY. LTD.
                   Selected Consolidated Financial Information
                           (U.S. dollars in thousands)
                             (Unaudited - U.S. GAAP)

                                                                    Nine Months Ended
                                                                       September 30,
                                                    -------------------------------------------------
                                                              2005                       2004
                                                    -----------------------   -----------------------
                                                                    % of                      % of
                                                      Amount      Revenue       Amount      Revenue
                                                    ----------   ----------   ----------   ----------
Revenues:
---------
  Freight                                           $  209,083         81.1%  $  208,366         84.1%
                                                     ----------   ----------   ----------   ----------
  Non-freight                                           48,656         18.9%      39,399         15.9%
                                                    ----------   ----------   ----------   ----------
    Total railroad revenues                         $  257,739        100.0%  $  247,765        100.0%
                                                    ==========   ==========   ==========   ==========
Operating Expenses:
-------------------
Natural Classification
----------------------
Labor and benefits                                  $   52,734         20.5%  $   43,731         17.7%
Equipment rents                                          2,356          0.9%       2,198          0.9%
Purchased services                                      51,282         19.9%      60,165         24.3%
Depreciation and amortization                           23,912          9.3%      19,845          8.0%
Diesel fuel used in operations                          24,608          9.5%      18,895          7.6%
Diesel fuel for sales to third parties                  17,401          6.7%      13,549          5.5%
Casualties and insurance                                 9,132          3.5%       6,418          2.6%
Materials                                               11,257          4.4%      10,611          4.3%
Net (gain) loss on sale and impairment of assets          (297)        -0.1%         376          0.1%
Other expenses                                          23,871          9.3%      21,141          8.5%
                                                    ----------   ----------   ----------   ----------
Total operating expenses                            $  216,256         83.9%  $  196,929         79.5%
                                                    ==========   ==========   ==========   ==========
Functional Classification
-------------------------
Transportation                                      $  102,436         39.7%  $   94,185         38.0%
Maintenance of ways and structures                      31,431         12.2%      29,831         12.1%
Maintenance of equipment                                22,114          8.6%      22,664          9.2%
General and administrative                              36,660         14.2%      30,028         12.1%
Net (gain) loss on sale and impairment of assets          (297)        -0.1%         376          0.1%
Depreciation and amortization                           23,912          9.3%      19,845          8.0%
                                                    ----------   ----------   ----------   ----------
Total operating expenses                            $  216,256         83.9%  $  196,929         79.5%
                                                    ==========   ==========   ==========   ==========

Australian Railroad Group Pty. Ltd. is 50% owned by Genesee & Wyoming Inc.

                       AUSTRALIAN RAILROAD GROUP PTY. LTD.
  Australian Railroad Freight Revenue, Carloads and Average Revenue Per Carload
                          Comparison by Commodity Group
                           (U.S. dollars in thousands)
                                   (Unaudited)

                                    Three Months Ended                          Three Months Ended
                                    September 30, 2005                          September 30, 2004
                           -----------------------------------------   -----------------------------------------
                            Freight                  Average Revenue    Freight                  Average Revenue
Commodity Group             Revenues     Carloads      Per Carload      Revenues     Carloads      Per Carload
------------------------   ----------   ----------   ---------------   ----------   ----------   ---------------
Grain                      $   20,580       48,528   $           424   $   26,392       69,185   $           381
Other Ores and Minerals        14,579       24,454               596       14,665       28,218               520
Iron Ore                       15,307       56,526               271       10,588       47,886               221
Alumina                         5,376       39,902               135        4,837       38,785               125
Bauxite                         3,702       34,815               106        3,113       32,101                97
Hook and Pull (Haulage)         2,518        3,778               666          364          960               379
Gypsum                            945       12,705                74          748       12,180                61
Other                           8,888       19,718               451        8,946       16,927               529
                           ----------   ----------                     ----------   ----------
Total                      $   71,895      240,426               299   $   69,653      246,242               283
                           ==========   ==========                     ==========   ==========

Australian Railroad Group Pty. Ltd. is 50% owned by Genesee & Wyoming Inc.

                       AUSTRALIAN RAILROAD GROUP PTY. LTD.
  Australian Railroad Freight Revenue, Carloads and Average Revenue Per Carload
                          Comparison by Commodity Group
                           (U.S. dollars in thousands)
                                   (Unaudited)

                                    Nine Months Ended                           Nine Months Ended
                                    September 30, 2005                          September 30, 2004
                           -----------------------------------------   -----------------------------------------
                            Freight                  Average Revenue    Freight                  Average Revenue
Commodity Group             Revenues     Carloads      Per Carload      Revenues     Carloads      Per Carload
------------------------   ----------   ----------   ---------------   ----------   ----------   ---------------
Grain                      $   60,942      148,697   $           410   $   78,323      205,409   $           381
Other Ores and Minerals        45,226       77,359               585       43,798       82,033               534
Iron Ore                       42,526      166,459               255       32,922      149,415               220
Alumina                        16,336      119,272               137       14,589      117,921               124
Bauxite                        11,131      105,017               106        9,245       92,352               100
Hook and Pull (Haulage)         4,003        6,007               666        1,279        6,257               204
Gypsum                          3,121       36,424                86        2,659       37,587                71
Other                          25,798       56,513               456       25,551       50,749               503
                           ----------   ----------                     ----------   ----------
Total                      $  209,083      715,748               292   $  208,366      741,723               281
                           ==========   ==========                     ==========   ==========

Australian Railroad Group Pty. Ltd. is 50% owned by Genesee & Wyoming Inc.

                    Free Cash Flow Description and Discussion

Management views Free Cash Flow as an important financial measure of how well GWI is managing its assets. Subject to the limitations discussed below, Free Cash Flow is a useful indicator of cash flow that may be available for discretionary use by GWI. Free Cash Flow is defined as Net Cash Provided by Operating Activities less Net Cash Used in Investing Activities, excluding the Cost of Acquisitions. Key limitations of the Free Cash Flow measure include the assumptions that GWI will be able to refinance its existing debt when it matures and meet other cash flow obligations from financing activities, such as required principal payments on debt. Free Cash Flow is not intended to represent, and should not be considered more meaningful than, or as an alternative to, measures of cash flow determined in accordance with Generally Accepted Accounting Principles.

The following table sets forth a reconciliation of GWI's Net Cash Provided by Operating Activities to GWI's Free Cash Flow:

                                              Nine Months Ended
                                                September 30,
                                            ----------------------
                                              2005         2004
                                            ---------    ---------
Net cash provided by operating activities   $  50,506    $  40,379
Net cash used in investing activities        (261,907)     (15,803)
Net cash used for acquisitions                244,704        2,124
                                            ---------    ---------
Free cash flow                              $  33,303    $  26,700
                                            =========    =========